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                                                                   EXHIBIT 10.16


                           PARAGON TRADE BRANDS, INC.
                              EMPLOYMENT AGREEMENT

                           Vice President - Treasurer

         This Agreement is made as of the 11th day of August, 1998, by and between Paragon Trade Brands, Inc., a Delaware corporation (the "Company"), and Kevin P. Higgins ("Employee").

                                  WITNESSETH:

         WHEREAS, the Company and the Employee have previously entered into an employment relationship with the other; and whereas, the Company has filed a petition for reorganization under Chapter 11 of the Bankruptcy Code that requires certain changes in that relationship; and whereas, the Company and the Employee each deem it necessary and desirable, for their mutual protection, to execute a written document setting forth the terms and conditions of their relationship;

         NOW, THEREFORE, in consideration of continued employment of Employee by the Company, of the premises and mutual covenants contained herein, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. EMPLOYMENT. The Company hereby employs Employee as Vice President Treasurer of the Company, and Employee hereby accepts such employment, upon the terms and conditions set forth herein.

         2. TERM. Except as otherwise noted in this Agreement, the term of this Agreement shall commence on the Effective Date and shall expire on the date which the Employee's employment by the Company terminates. For purposes of this Agreement, the term "Effective Date" means the later of the date first written above or the date this Agreement or its terms receive approval, if necessary, by the Bankruptcy Court.

         3. DUTIES. Employee will, during the term hereof: (a) faithfully, diligently and capably do and perform all such acts and duties, and furnish such services as are customary for the Vice President - Treasurer of a publicly held company, and do and perform all related acts in the ordinary course of the Company's business (subject to such limitations as the Board of Directors of the Company may prescribe) necessary and conducive to the Company's best interests;
(b) devote such time, energy and skill to the business of the Company and to the promotion of the Company's best interests as is reasonably required of an individual whose employment as the Vice President - Treasurer of the Company is the individual's principal occupation and employment; and (c) comply with any and all Company announced policies and procedures governing conduct in the workplace.
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         4. COMPENSATION.

         (a) The Company shall compensate Employee for all services to be performed by Employee during the term of this Agreement as follows:

                  (i) pay salary at a salary rate to be determined annually by the compensation committee of the board of directors of the Company ("Base Salary") in periodic installments in accordance with Company practices for other executive employees, but no less than the Base Salary paid to Employee upon the Effective Date of this Agreement; and

                  (ii) provide such additional or special compensation as the board of directors of the Company shall approve after receipt of recommendations from the compensation committee of the board of directors, it being understood by Employee that Employee's compensation by the Company shall be only such compensation as shall have been approved by the board of directors of the Company; and

                  (iii) subject to the approval of the Bankruptcy Court, Employee shall be eligible to participate in the Confirmation Retention Plan for Top Eight Executives of the Company (the "Confirmation Retention Plan"). A copy of the Confirmation Retention Plan is attached to this Agreement as Schedule B.

                  (iv) Employee shall be eligible to participate in the 1998 Bonus Plan that is available to other salaried employees of the Company.

         (b)Employee shall be entitled to participate in such life insurance, medical, dental, pension, retirement and other benefits plans as are made available from time to time by the Company for the benefit of its salaried employees generally.

         5. TERMINATION OF EMPLOYMENT.

         (a) For purposes of this Agreement:

                  (i) Employee's employment by the Company shall terminate (A) by reason of Employee's death, voluntary resignation, retirement or disability (as the terms "retirement" and "disability" are defined in Article 1 of the Paragon Trade Brands, Inc. Deferred Compensation Plan adopted effective April 1,
1997), or (B) at the request of the Company's board of directors ("Board Requested Termination"); or (C) for cause; and

                  (ii) "cause" shall be deemed to exist if (a) Employee engages in an act of dishonesty or fraud in connection with rendering services to the Company; (b) Employee engages in an act constituting willful misconduct or gross negligence and the Board, by two thirds (2/3) vote, terminates the Employee because of such act; (c) Employee breaches a material obligation contained in
Section 6 (Restrictive Covenant) or Section 7 (Nondisclosure of Confidential Information) of this Employment Agreement; or (d) Employee is convicted of a criminal act that the Board, by two thirds (2/3) vote, determines constitutes Cause. As used in this subparagraph, "Board" shall mean the Board excluding any members of the Board who are parties to this same form of Employment Agreement with the Company.


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         (b) If Employee's employment with the Company is terminated by reason of Employee's death, retirement or disability, the Company's obligations hereunder shall be satisfied by providing the benefits to which a beneficiary is entitled under the plans described in paragraphs 4(a)(iv) and 4(b) above, and to the compensation and benefits under the plan described in paragraph 4(a)(iii) above if such termination occurs no earlier than three (3) months before the confirmation of a plan of reorganization. If a termination by reason of death, retirement, or disability occurs more than three (3) months before the confirmation of a plan of reorganization, the Board of Directors of the Company shall, in its discretion, award Employee a PRO RATA share of the compensation and benefits described in paragraph 4(a)(iii) above, in addition to the full benefits described in paragraphs 4(a)(iv) and 4(b) above.

         (c) If Employee's employment with the Company is terminated for cause or by Employee's voluntary resignation, all obligations of the Company under this Agreement shall terminate with such termination of employment, and Employee shall not be entitled to any compensation under this Agreement except for: (i) compensation fully earned and unpaid, and vested benefits under stock options and restricted stock granted Employee as of the date of termination of employment, and vested company contributions under the Paragon Retirement Incentive Savings Management Plan ("PRISM"); and (ii) severance pay, Confirmation Bonus, and benefits to the extent available under the Confirmation Retention Plan.

         6. RESTRICTIVE COVENANT. During Employee's employment with the Company, and for a period of two (2) years following termination of Employee's employment with the Company for any reason, as long as the Company meets its obligations under this Agreement, Employee shall not,

         (a) directly or indirectly be employed or retained by, serve as an officer or director of, act as a consultant or advisor to, engage in, or be financially interested in, any person or persons, firm, association, venture, entity, partnership, corporation or sole proprietorship that competes, directly or indirectly, with the Company, or any business of the Company, to the extent the Company is operating or planning to operate its business at the time of termination of his employment; or

         (b) assist financially or in any other manner, directly or through any other person or persons, firm, association, venture, entity, partnership, corporation or sole proprietorship, whether as a partner, shareholder in excess of 5% of the issued and outstanding shares, agent, owner, advisor or material financial backer, any person or entity to enter into, develop, or carry on any business that competes with the Company, or any business of the Company, to the extent the Company is operating or planning to operate its business at the time of termination of his employment; or

         (c) recruit or hire, or attempt to recruit or hire, directly or indirectly, any person who is employed by the Company at the time of termination of Employee's employment; or

         (d) directly or indirectly, orally or in writing, disparage the Company, its products or employees in any way, or interfere to the detriment of the Company with any existing business relationship of the Company and any of its employees, customers, agents or representatives; or


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         (e) directly or indirectly divert or attempt to divert from the Company any business in which the Company is engaged.

         Any breach of this restrictive covenant by Employee shall effect a forfeiture of Employee's rights hereunder and terminate the Company's obligations under this Agreement and the Confirmation Retention Plan, and Employee shall not be entitled to any compensation contemplated by this Agreement or the Confirmation Retention Plan, whether or not earned or vested as of the date of termination of the Company's obligations under this Agreement.

         7. NONDISCLOSURE OF CONFIDENTIAL INFORMATION.

         (a) Employee agrees to enter into a confidentiality agreement, in the form attached as Schedule A (the "Confidentiality Agreement"), concurrently with execution of this Agreement.

         (b) Any breach by Employee of the Confidentiality Agreement shall effect a forfeiture of Employee's rights hereunder and terminate the Company's obligations under this Agreement and the Confirmation Retention Plan, and Employee shall not be entitled to any compensation contemplated by this Agreement or the Confirmation Retention Plan, whether or not earned or vested as of the date of termination of the Company's obligations under this Agreement.

         8. ADDITIONAL REMEDIES. Employee recognizes that irreparable injury will result to the Company and to its business and properties in the event of any breach by Employee of any of the provisions of Sections 6 and 7 or the Confidentiality Agreement and that Employee's continued employment is predicated on the covenants made by him pursuant thereto. In the event of any breach by Employee of his obligations under Sections 6 and 7 or the Confidentiality Agreement, the Company shall be entitled, in addition to any other remedies and damages available, to injunctive relief to restrain any such breach by Employee or by any person or persons acting for or with Employee in any capacity whatsoever.

         9. NONASSIGNMENT. This Agreement is personal to Employee and shall not be assigned by Employee. Employee shall not hypothecate, delegate, encumber, alienate, transfer or otherwise dispose of Employee's rights and duties hereunder. This Agreement shall not be assigned by the Company without the prior written consent of Employee.

         10. WAIVER. The waiver by a party of a breach by the other party of any provision of this Agreement shall not be construed as a waiver by such party of any subsequent breach by the other party.

         11. SEVERABILITY. If any clause, phrase, provision or portion of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable under any applicable law, such event shall not affect or render invalid or unenforceable the remainder of this Agreement and shall not affect the application of any clause, provision or portion hereof to other persons or circumstances.

         12. BENEFIT. The provisions of this Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Company and Employee, its



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and Employee's respective heirs, personal representatives, successors, and assigns, including without limitation Employee's estate and the executors, administrators, or trustees of such estate.

         13. RELEVANT LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Georgia.

         14. NOTICES. All notices, requests, demands and other communications in connection with this Agreement shall be made in writing and shall be deemed to have been given when delivered by hand or facsimile transmission, or 48 hours after mailing at any general or branch United States Post Office, by registered or certified mail, postage prepaid, addressed as follows, or to such other address as shall have been designated in writing by the addressee:

         (a) If to the Company:

                  Paragon Trade Brands, Inc.
                  Attn: Corporate Secretary
                  180 Technology Parkway
                  Norcross, Georgia 30092
                  Facsimile: (678) 969-4959

         (b) If to Employee:

                  Kevin P. Higgins
                  3784 Vermont Road
                  Atlanta, GA 30319

         15. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties and supersedes all prior agreements, arrangements, and communications, whether oral or written, pertaining to the subject matter hereof, and this Agreement shall not be modified or amended except by written agreement of the Company and Employee. Without limiting the foregoing, this Agreement supersedes any prior Employment Agreement Employee had with the Company, and all such agreements are hereby null and void. Employee acknowledges that he is not eligible to participate in any bonus plans, incentive compensation, or severance pay plans unless expressly specified in this Agreement.

         16. BANKRUPTCY COURT APPROVAL. This Agreement will not be effective until the Agreement or a form of its terms have been approved by the Bankruptcy Court having jurisdiction over the Company's petition for reorganization.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.


                                    PARAGON TRADE BRANDS, INC.

Attest:

/S/ MELANIE Y. ZELLER               By:  /S/ DAVID W. COLE
---------------------               ----------------------






                                    KEVIN P. HIGGINS


                                    /S/ KEVIN P. HIGGINS
                                    --------------------
                                    Kevin P. Higgins




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                                   Schedule A

                           PARAGON TRADE BRANDS, INC.
                       EMPLOYEE CONFIDENTIALITY AGREEMENT


         In consideration of the compensation paid to me by my employer (my employer can be Paragon Trade Brands, Inc. or any of its majority owned subsidiaries) and my continued employment as an employee in a position where my duties include the possession of or access to my employees trade secrets*, I hereby agree on behalf of myself, my executors, legal representatives, and assigns that:

         1. I will not at any time, either during or after my employment by my employer, disclose to those not confidentially bound to my employer, or use for their or my own benefit, any of my employees trade secrets without written consent from my employer.

         2. I will upon termination of my employment with my employer or upon prior request, deliver to my employer any and all objects, materials, devices, or substances including any writing, recording, drawing, sample, specimen, prototype model, photography, blueprint or map which describes, depicts, contains, constitutes, reflects or records my employer's trade secrets, and all copies thereof in my possession; and

         3. I consent to my employer's notification to any future employer that I may have of the existence of this agreement.



/S/ MELANIE Y. ZELLER               /S/ KEVIN P. HIGGINS
---------------------               --------------------
Witness                             Kevin P. Higgins


                                    PARAGON TRADE BRANDS, INC.


Accepted:  8/11/98                  By /S/ DAVID W. COLE
           -------                  --------------------
            (Date)


*"Trade Secret" means the whole or any portion or phase of any scientific or technical or business information, design, process, procedure, formula or improvement, any future plans, customer lists, market studies, cost and price studies, or similar business information which is secret and of value. A "trade secret" shall be presumed to be secret when the employer takes measures to prevent it from becoming available to persons other than those selected by the employer to have access thereto for limited purposes. It shall be presumed to be of value if money has been spent in its development, if it gives the employer an opportunity to obtain an advantage over competitors who do not know or use it, or if it is salable.